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                                                                           EX-23





                         CONSENT OF INDEPENDENT AUDITORS



                                     As independent auditors, we hereby consent
                   to the incorporation of our reports included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File No.'s 333-02683, 333-05231, 333-15851 and 333-43055.




                                              /S/ BATTELLE & BATTELLE LLP

                                                  BATTELLE & BATTELLE LLP





                   Dayton, Ohio
                   March 27, 1998




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